Exhibit 10.27.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT BECAUSE IT IS (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. “[***]” INDICATES THAT INFORMATION HAS BEEN REDACTED.

SECOND AMENDMENT TO

CONSUMER SERVICES OPERATING AGREEMENT

This Second Amendment (this “Second Amendment”), dated as of July 24, 2017, and effective as of April 1, 2017 (the “Second Amendment Effective Date”), is by and between GBT III B.V., a private company with limited liability organized under the laws of the Netherlands (“GBT Holdco”), and American Express Travel Related Services Company, Inc., a corporation organized under the laws of the State of New York (“Amex”), and amends the Consumer Services Operating Agreement, dated as of June 30, 2014, as amended by the First Amendment, dated as of December 31, 2015 (such agreement, as may be amended from time to time, the “CS Agreement”), in each case as entered into by and between GBT Holdco and Amex. Capitalized terms used but not defined herein shall have the meanings set forth in the CS Agreement.

WHEREAS, [***] Domestic Operating Company Inc. (“[***]”), GBT Travel Services UK Limited (“GBT UK”) and Amex have entered into that certain second amendment (the “Second [***] Amendment”) to both (i) the Marketing Agreement, effective as of [***], by and between GBT UK, as successor-in-interest to Amex, and [***], as successor-in-interest to [***], and (ii) the Incentive Agreement, effective as of[***], by and between GBT, as successor-in-interest to Amex, and [***], as successor-in-interest to [***];

WHEREAS, [***], American Express Bank, FSB and Amex have entered into that certain Co-Branded Credit Card Agreement (the “[***] Co-Brand Agreement”), effective as of [***]; and

WHEREAS, the Parties wish to amend and modify the CS Agreement in accordance with Section 9.02 thereof to include the arrangements contemplated by the Second [***] Amendment as new obligations of GBT Holdco under the CS Agreement, as hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and the mutual agreements set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Section 1.          Section 1.01 of the CS Agreement is hereby amended as follows:

(a)            The definition of “Co-Brand Agreements” is hereby amended to add “and (d) the [***] Co-Brand Agreement” at the end thereof.

(b)           The definition of “Co-Brand Partners” is hereby amended to add “and [***]” at the end thereof.

(c)             The following definitions are hereby added to Section 1.01 in their correct alphabetical order:

“GBT UK” means GBT Travel Services UK Limited.

“[***]” means [***]

“[***] Co-Brand Agreement” means that certain Co-Branded Credit Card Agreement, effective as of [***], by and between [***], FSB and Amex, as amended, supplemented or otherwise modified from time to time.

“[***] Obligations” means the obligations of GBT UK (on behalf of itself and its applicable Affiliates) set forth in the Second [***] Amendment.

“[***] Incentive Agreement” means that certain Incentive Agreement entered as of [***], by and between GBT UK (as successor in interest to Amex) and [***], as amended, supplemented or otherwise modified from time to time.

“[***] Letter Agreement” means that certain Letter Agreement, dated as of the date hereof and effective as of [***], by and between Amex, GBT Holdco and GBT UK, as amended, supplemented or otherwise modified from time to time.

“[***] Marketing Agreement” means that certain Marketing Agreement, effective as of [***], by and between GBT UK (as successor in interest to Amex) and [***], as amended, supplemented or otherwise modified from time to time.

“Second [***] Amendment” means that certain second amendment to both the [***] Marketing Agreement and the [***] Incentive Agreement, effective as of [***], by and between [***], GBT UK and Amex, as amended, supplemented or otherwise modified from time to time.

Section 2.            The CS Agreement is hereby amended to add a new Exhibit 2, which shall be the Second [***] Amendment, a copy of which is attached hereto as Exhibit 2.

Section 3.            The [***] Obligations shall be subject to the provisions of the CS Agreement, other than Sections 2.01, 2.02, 2.03 and 2.05 of the CS Agreement. For the avoidance of doubt, the Parties acknowledge and agree that nothing in the CS Agreement shall require GBT UK, GBT Holdco, or any of their subsidiaries, to amend, modify, supplement, or renew any [***] Obligations, this Second Amendment, or the Second [***] Amendment.

Section 4.            Notwithstanding anything to the contrary in Section 2.07 or Section 6.01 of the CS Agreement, the Parties acknowledge and agree that upon termination of the Second [***] Amendment, GBT Holdco’s obligations under the CS Agreement shall terminate with respect to [***] and the [***] Obligations.

Section 5.            With respect to [***], the [***] Obligations, and the [***] Co-Brand Agreement, the Parties hereby acknowledge that notwithstanding the provisions of Section 3.02 of the CS Agreement to the contrary, nothing in Section 3.02 of the CS Agreement will limit the ability of GBT Holdco or GBT UK and its Affiliates to conduct the GBT Business in the ordinary course so long as such actions are conducted in a manner that is consistent with GBT Holdco’s obligations under the Second [***] Amendment.

Section 6.            Schedule II of the CS Agreement is hereby amended to add “4. [***] Co-Brand Agreement” at the end thereof.

Section 7.            This Second Amendment shall be effective from and after the Second Amendment Effective Date. Except as specifically stated in this Second Amendment, the CS Agreement remains in full force and effect and is not modified or amended hereby and no rights or remedies thereunder are waived hereby. For the avoidance of doubt, nothing contained herein is intended or shall have the effect of amending, modifying or waiving any provision of the Second [***] Amendment, the [***] Letter Agreement or the Shareholders Agreement, dated as of June 30, 2014, by and among GBT Holdco, American Express Travel Holdings Netherlands Cooperatief U.A. and Juweel Investors Cooperatief U.A.

Section 8.            This Second Amendment shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any choice or conflict of law provision or rule thereof or any other jurisdiction that would give rise to the application of the Laws of another jurisdiction. Sections 9.04 and 9.05(b) of the CS Agreement are incorporated by reference herein, mutatis mutandis.

Section 9.            This Second Amendment may be executed in one or more counterparts, and by the parties in separate counterparts, each of which, when executed, shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, Amex and GBT Holdco have caused this Second Amendment to be executed and delivered as of the date and year first written above.

AMEX:	AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation

	By:	/s/ Eva Reda
Name: Eva Reda
Title: EVP / GM
/
GBT HOLDCO:	GBT III B.V., a Netherlands private company with limited liability

	By:	/s/ Michael Qualantone
Name: Michael Qualantone
Title: EVP / Global Supplier Relations

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